UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

PALOMAR MEDICAL TECHNOLOGIES, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11177	32-0404990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Network Drive Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 993-2300

Palomar Medical Technologies, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K (1) is being filed by Palomar Medical Technologies, LLC, a Delaware limited liability company (“New Palomar”), as successor to Palomar Medical Technologies, Inc., a Delaware corporation (“Old Palomar”), (2) is the initial report of New Palomar to the U.S. Securities and Exchange Commission (the “SEC”), and (3) serves as notice to the SEC that New Palomar is the successor issuer to Old Palomar under Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On June 24, 2013, Old Palomar completed its merger (the “Merger”) with and into New Palomar (formerly Commander Acquisition, LLC), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 15, 2013 (the “Merger Agreement”), among Cynosure, Inc., a Delaware corporation (“Cynosure”), Old Palomar and New Palomar. Pursuant to the Merger Agreement, New Palomar survived the Merger as a wholly-owned subsidiary of Cynosure at the effective time of the Merger (the “Effective Time”).

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the closing of the Merger, on June 24, 2013, Old Palomar notified The NASDAQ Stock Market LLC (“NASDAQ”) that each share of common stock, par value $0.01 per share, of Old Palomar (“Palomar Common Stock”) (including each outstanding preferred stock purchase right under Old Palomar’s Amended and Restated Rights Agreement, dated as of October 28, 2008, attached to each share) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive (i) a cash amount equal to $6.825, without interest, and (ii) 0.2819 validly issued, fully-paid and non-assessable shares of Cynosure Class A common stock, par value $0.001 per share (“Cynosure Common Stock”).

Also on June 24, 2013, Old Palomar requested that NASDAQ file with the SEC an application on Form 25 to delist and deregister the Palomar Common Stock under Section 12(b) of the Exchange Act. NASDAQ filed the Form 25 with the SEC on June 24, 2013. Trading of Palomar Common Stock on NASDAQ was suspended prior to the opening of trading on June 25, 2013. New Palomar intends to file a Form 15 with the SEC to suspend the reporting obligations of New Palomar under Section 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders

Effective as of the Effective Time, each share of Palomar Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive (i) a cash amount equal to $6.825, without interest, and (ii) 0.2819 validly issued, fully-paid and non-assessable shares of Cynosure Common Stock.

Item 5.01 Changes in Control of Registrant

On June 24, 2013, Old Palomar completed the Merger with and into New Palomar, with New Palomar surviving as a wholly-owned subsidiary of Cynosure at the Effective Time. Upon completion of the Merger, New Palomar’s name was changed from “Commander Acquisition, LLC” to “Palomar Medical Technologies, LLC.”

As a result of the Merger, former stockholders of Old Palomar, in the aggregate, will receive for their shares of Palomar Common Stock approximately $146 million in cash and approximately six million shares of Cynosure Common Stock. The total consideration is valued at approximately $287 million, based upon the closing price of Cynosure Common Stock on NASDAQ on June 24, 2013. Cynosure is paying the cash component of the consideration with approximately $96 million of its cash on hand and $50 million of Old Palomar’s available cash, both of which amounts were deposited with the exchange agent for the Merger prior to the Effective Time.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement contains customary representations, warranties, covenants and other terms, provisions and conditions that the parties to such agreement made to each other as of specific dates. The assertions embodied in those terms, provisions and conditions were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of the Effective Time, all of the members of the board of directors of Old Palomar prior to the Merger voluntarily resigned from Old Palomar’s board of directors and all committees thereof and all executive officers of Old Palomar prior to the Merger voluntarily resigned as executive officers of Old Palomar. In accordance with the Merger Agreement, New Palomar is managed by a board of managers, currently consisting of Michael R. Davin, New Palomar’s President and Chief Executive Officer, and Timothy W. Baker, New Palomar’s Chief Financial Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In accordance with the terms of the Merger Agreement, at the Effective Time, New Palomar’s Certificate of Formation was amended to change New Palomar’s name from “Commander Acquisition, LLC” to “Palomar Medical Technologies, LLC,” as set forth in

Exhibit 3.1 hereto, which is incorporated herein by reference, and New Palomar’s Limited Liability Company Agreement was amended and restated in its entirety, as set forth on Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, LLC

Date: June 25, 2013	By:	/s/ Timothy W. Baker
	Name:	Timothy W. Baker
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of May 15, 2013, among Cynosure, Inc., Palomar Medical Technologies, LLC (formerly Commander Acquisition, LLC) and Palomar Medical Technologies, Inc. (Incorporated herein by reference to Exhibit 2.1 to Palomar Medical Technologies, Inc.’s Current Report on Form 8-K, filed with the SEC on May 16, 2013 (File No. 1-11177))

3.1	Certificate of Formation of Commander Acquisition, LLC, as filed with the Secretary of State of the State of Delaware on May 15, 2013, as amended by the Certificate of Merger of Palomar Medical Technologies, Inc. with and into Commander Acquisition, LLC, as filed with the Secretary of State of the State of Delaware on June 24, 2013

3.2	Form of Amended and Restated Limited Liability Company Agreement of Palomar Medical Technologies, LLC (Incorporated herein by reference to Exhibit D to Exhibit 2.1 to this Current Report on Form 8-K)

*	Schedules to this Exhibit have been omitted in reliance on Item 601(b)(2) of Regulation S-K. Palomar Medical Technologies, LLC will furnish copies of any such schedules to the SEC upon request.